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                         SUPPLEMENT DATED JULY 11, 2007
                                       TO
         THE HARTFORD MUTUAL FUNDS, INC. PROSPECTUS DATED MARCH 1, 2007
                                 WITH RESPECT TO
                         EACH OF THE FUNDS LISTED BELOW

THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY
THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
THE HARTFORD GROWTH ALLOCATION FUND
THE HARTFORD BALANCED ALLOCATION FUND
THE HARTFORD CONSERVATIVE ALLOCATION FUND
THE HARTFORD INCOME ALLOCATION FUND

At a Special Meeting of Shareholders (the "Meeting") held on June 26, 2007, shareholders of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund (collectively the "Funds") approved a sub-advisory agreement (the "Agreement") between Hartford Investment Financial Services, LLC, ("HIFSCO") the Funds' investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"), pursuant to which Hartford Investment Management would serve as the sole sub-adviser to each Fund and manage each Fund's assets.

The Meeting was adjourned until July 24, 2007, with respect to The Hartford Equity Growth Fund and The Hartford Growth Alloction Fund (collectively, the "Outstanding Proposals").

It is expected that the subadvisory agreement between HIFSCO and Hartford Investment Management on behalf of the Funds will take effect on or about August 1, 2007. If the Outstanding Proposals are approved on July 24, 2007, subadvisory agreement between HIFSCO and Hartford Investment Management on behalf of The Hartford Equity Growth Allocation Fund and The Hartford Growth Allocation Fund will take effect on or about August 1, 2007. In the event that the Outstanding Proposals are not approved on July 24, 2007, the Board of Directors of The Hartford Mutual Funds, Inc. will determine the action to be taken with respect to the subadvisory agreements for The Hartford Equity Growth Allocation Fund and The Hartford Growth Allocation Fund, respectively, and such Outstanding Proposal(s).

  This Supplement should be retained with your Prospectus for future reference.